[Exhibit 23.1]





       CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement of our report dated November 25, 2003 for the fiscal year ended October 31, 2003, included in UniPro Financial Services, Inc.'s Form 10SB filed with the Securities and Exchange Commission and to all references to our firm included in this Registration Statement.



                              /s/ Berkovits, Lago & Company, LLP
                              Fort Lauderdale, Florida



February 20, 2004